UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-09090

AMERISTOCK MUTUAL FUND, INC.
(Exact name of registrant as specified in charter)

1320 Harbor Bay Parkway, Suite 145, Alameda, California			94502
(Address of principal executive offices)			(Zip code)

Nicholas D. Gerber 1320 Harbor Bay Parkway, Suite 145 Alameda, California 94502
(Name and address of agent for service)

Copy to: W. Thomas Connor, Esq. Sutherland Asbill & Brennan LLP 1275 Pennsylvania Avenue, N.W. Washington, DC 20004-2415

Registrant’s telephone number, including area code:		(510) 522-3336

Date of fiscal year end:	June 30

Date of reporting period:	June 30, 2006

Item 1 - Reports to Stockholders

The following is a copy of the report to shareholders pursuant to Rule 30e-1 under the Investment Company Act of
1940 (17 CFR 270.30e-1).

ANNUAL REPORT

June 30, 2006

AMERISTOCK MUTUAL FUND, INC.

*The Manager’s Commentary included in this shareholder report may contain forward-looking statements about factors that may affect the performance of the Fund in the future and about anticipated events relating to the Fund specifically. These statements are based on Fund management’s predictions, expectations and current plans relating to future events. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause Fund management to change its strategies and plans from those currently anticipated.

MANAGER’S COMMENTARY

	6	1	3	5	10	Since	Mean
	Month	Year	Years	Years	Years	Inception	Market Cap
Ameristock Mutual Fund	5.04%	4.27%	6.28%	1.15%	10.62%	12.32%	$107 bil
S&P 500 Index	2.71%	8.63%	11.22%	2.49%	8.32%	9.62%	$11.5 bil
Dow Jones Industrial Average	5.23%	11.09%	9.88%	3.44%	9.11%	10.63%	$118 bil

Average annual total returns and annual returns reflect reinvestment of all dividends and capital gains distributions. Fund inception date is 8/31/95. The performance data quoted represents past performance. Past performance is not indicative of future results and current performance may be lower or higher than the performance quoted. Investment return and principal value of an investment will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The S&P 500 Index is a broad-based measurement of changes in stock market conditions based on the average performance of 500 widely held common stocks. The Dow Jones Industrial Average is a price-weighted average of blue-chip stocks that are generally the leaders in their industry. The Indices performance set forth above reflects the reinvestment of dividends. The Indices are unmanaged index and therefore does not reflect any management fees or transaction costs. To obtain performance as of the most recent month-end, contact Ameristock at 1-800-394-5064 or visit www.ameristock.com.

As you can see from the above table, over the past 6 months we outperformed the S&P 500 Index. This is something we have not seen in a long time and are very happy to report such results to you. Hopefully, the macro-economic factors that led to our improved results will last a long time.

During the first half of our fiscal year (June-December 2005), the Ameristock Mutual Fund (the “Fund”) underperformed the major indices. This was due primarily to the increase in the price of oil. We were underweighted in oil firms and overweighted in automobile firms. Since the beginning of the year we have reevaluated our automobile holdings, and came to the conclusion that the market share these companies have been losing over the years is permanent. Therefore, in 2005 we sold both Ford Motor Co. and General Motors Corp. from the portfolio. We want to own firms that have been market leaders in the past, but more importantly, we want to own firms that will continue to be market leaders in the future.

Our performance versus the major indices began to turn around in March 2006. That was when, in our view the market began to realize that the era of “free money” that had existed for the last few years was over and that taking on additional risk and leverage was not the easy road to riches it had been.

There is not one particular event or announcement I can point to that clearly demarks the end of “free money” and the start of a higher risk premium type of thinking on Wall Street, but rather a series of seemingly unrelated factors such as:

•                                          Continued increases in interest rates by the Federal Reserve.

•                                          A change in Japans very loose monetary policy; the first in over 10 years.

•                                          Slowing of new housing starts.

•                                          Interest in commodities-linked investments such as gold and oil tracking securities like the United State oil Fund (“USO”).

•                                          An FDIC press release saying that “no bank has failed since June 2004.” Habitually, a few banks fail each year, more when money is tight and fewer when loose. This is the first time in recent memory that no bank has failed. I doubt this streak will continue.

•                                          A ranking I saw of the firms that paid the most in estimated fees paid for merger and acquisitions activity to investment banks. In 2005, 90% of the largest 10 were leveraged buyout and private equity firms. In 2001, only a few short years ago, 90%

of the 10 largest were traditional industrial firms. Leverage buyout and private equity firms’ transaction activities increase in direct proportion with the availability of easy money.

These factors, along with others, tell me that the warning we wrote about last year - “yet higher rates down the road”- is still valid. These same factors, if they continue, also bode well for the Fund since large capitalization, relatively undervalued firms (the type we like to own) tend to do well in higher risk premium markets.

The improving performance this past half-year traces to two sectors: Healthcare and Telecommunications. Portfolio holdings such as BellSouth Corp., Bristol-Myers Squibb Co., Verizon Communications Inc., Comcast Corp., AT&T Inc., and Merck & Co. Inc. were some of the Fund’s top performers for this period. BellSouth Corp. alone added 0.77% to the portfolio due to the buyout offer by SBC Communications (now AT&T Inc.) on March 5, 2006. Healthcare and Telecommunications were the same two sectors that contributed heavily to our underperformance the past few years. As a value fund, we try to identify those companies that are attractive and selling at a discount to what we think their valuation should be. What we don’t have is the ability to know when the stock prices will go up. We structure the portfolio to overweight those companies that we believe are undervalued. And then we monitor and wait.

One last comment about your Fund. In the 4th quarter of last year we loosened the criteria we use to purchase or sell companies in the portfolio in the hope of improving performance. Loosening the restrictions will probably increase our turnover ratio a bit over time. However, so far, these past six months, we have not taken advantage of the new criteria. We have increased the target weights of Microsoft Corp., Dell Inc. and Intel Corp. recently and hope to add more high tech names if they can be purchased at appropriate prices.

Thank you for investing in the Ameristock Mutual Fund and please tell your friends about us. Our number is (800) 394-5064 or locally (303) 623-2577.

Nicholas D. Gerber
(July 20, 2006)

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
IN THE AMERISTOCK MUTUAL FUND (AMSTX)
AND THE S&P 500 INDEX

The S&P 500 Index is a broad-based measurement of changes in stock market conditions based on the average performance of 500 widely held common stocks. The Index performance set forth above reflects the reinvestment of dividends. It is an unmanaged index and therefore does not reflect any management fees or transaction costs.

AVERAGE ANNUAL TOTAL RETURNS
AS OF JUNE 30, 2006

Ameristock
Mutual Fund, Inc.	Return
1 Year	4.27%
5 Years	1.15%
10 Years	10.62%
Since Inception 08/31/95	12.32%

CALENDAR YEAR RETURNS

Calendar
Year Returns	AMSTX	S&P 500 Index
2005	-2.88%	4.91%
2004	5.52%	10.88%
2003	21.27%	28.67%
2002	-16.00%	-22.09%
2001	1.25%	-11.88%
2000	20.70%	-9.10%
1999	2.73%	21.04%
1998	31.98%	28.58%
1997	32.86%	33.75%
1996	27.68%	22.94%

Average annual total returns and annual returns reflect reinvestment of all dividends and capital gains distributions. Fund inception date is 8/31/95. The performance data quoted represents past performance. Past performance is not indicative of future results and current performance may be lower or higher than the performance quoted. Investment return and principal value of an investment will fluctuate and the Fund’s shares, when redeemed, may be worth more or less than their original cost. The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. To obtain performance as of the most recent month-end, contact Ameristock at 1-800-394-5064 or visit www.ameristock.com.

SECTOR PROFILE AS A PERCENT OF NET ASSETS AS OF June 30, 2006

TOP 10 EQUITY HOLDINGS*
AS OF June 30, 2006

Company	% of Net Assets
Washington Mutual Inc.	4.64%
Verizon Communications Inc.	4.58%
Bank of America Corp.	4.53%
CitiGroup Inc.	4.49%
Colgate-Palmolive Co.	4.30%
Bristol-Myers Squibb Co.	4.26%
Dell Inc.	4.16%
International Business Machines	4.07%
Sara Lee Corp.	4.04%
Pfizer Inc.	2.59%

*Top ten holdings are subject to change, and there are no guarantees that the Fund will remain invested in any particular company or holding.

DISCLOSURE OF FUND EXPENSES (UNAUDITED)

As a shareholder of a mutual fund, you may incur two potential types of costs, transaction costs and ongoing costs. In the case of the Fund, you generally will not incur transaction costs such as sales charges (loads) and redemption fees, although financial intermediaries such as broker-dealers and banks through which Fund shares may be purchased may charge transaction-related fees. You do incur ongoing costs as a Fund shareholder, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on January 1, 2006 and held until June 30, 2006.

Actual Return. The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expense Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical 5% Return. The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.You may use this information to compare the ongoing costs of investing in a Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The expenses shown in the table are meant to highlight ongoing Fund costs only and do not reflect any transaction fees, such as sales charges (loads) and redemption fees that may be charged. Therefore, the second line of the table is useful in comparing ongoing costs only, and may not help you determine the relative total costs of owning different funds.

	Beginning Account Value at 01/01/06	Ending Account Value at 06/30/06	Expense Paid During Period* 01/01/06 to 06/30/06
Actual Fund Return	$1,000.00	$1,050.40	$4.07
Hypothetical Fund Return	$1,000.00	$1,020.83	$4.01

*      Expenses are equal to the Ameristock Mutual Fund’s annualized expense ratio of 0.80%, multiplied by the average account value over the period, multiplied by the number of days in the fiscal half-year/365 (to reflect the half-year period).

INTENTIONALLY LEFT BLANK

DIRECTORS AND OFFICERS (Unaudited)

The business and affairs of the Ameristock Mutual Fund, Inc. (the “Fund”) are managed under the direction of the Fund’s Board of Directors. Information pertaining to the directors and officers of the Fund is set forth below.

Term of Office
	Positions(s) Held	and Length of
Name, Address, and Age(1)	with the Fund	Time Served(2)

INDEPENDENT DIRECTORS

Alev Efendioglu, PhD. (63)	Director	Since 1995

Stephen J. Marsh (53)	Director	Since 1995

Steven A. Wood (57)	Director	Since 2001

INTERESTED DIRECTORS

Nicholas D. Gerber (43)(4)	Chairman, President and Treasurer; Director; Chief Legal Officer	Since 1995

Andrew F. Ngim (46)(4)	Director	Since 1995

OFFICERS

Howard Mah (42) 1329 Harbor Bay Parkway Suite 145 Alameda, CA 94502	Secretary; Chief Compliance Officer	Since 1995; since 2004

Kim Storms (34) ALPS Mutual Funds Services, Inc. 1625 Broadway Suite 2200 Denver, CO 80202	Assistant Secretary	Since 2005

(1)   Each director may be contacted by writing to the director, c/o Ameristock Funds, 1320 Harbor Bay Parkway, Suite 145, Alameda, CA 94502.

(2)   Each director holds office for an indefinite term until the earlier of (i) the election of his successor or (ii) the date the director dies, resigns or is removed.

(3)   Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., public companies) or other investment companies registered under the 1940 Act.

Directors who are not deemed to be “interested persons” of the Fund as defined in the Investment Company Act of 1940 (the “1940 Act”) are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Fund as defined in the 1940 Act are referred to as “Interested Directors.” The Fund’s Statement of Additional Information includes additional information about the directors and is available, without charge, upon request by calling 1-800-394-5064.

	Number of Portfolios	Other
	in Fund Complex	Directorships
Principal Occupation(s)	Overseen by	Held by
During Past 5 Years	Director	Director(3)

Professor of Management, School of Business and Management, University of San Francisco (1977-Present).	1	0

President, Bridgeway Cellars, Inc. (2003-Present). Senior Vice President, FMV Opinions, Inc. (appraisal firm) (1998-2003).	1	0

President and Chief Economist, Insight Economics LLC (economic consulting firm) (2003-Present). Chief Economist, Financial Oxygen (capital markets technology company) (2001-2003).	1	0

President, Ameristock Corporation (investment advisory firm); Portfolio Manager of the Fund.	1	0

Managing Director, Ameristock Corporation (investment advisory firm) (1999-Present); Portfolio Manager of the fund.	1	0

Compliance Officer of Ameristock Corporation (2000-Present).	N/A	N/A

Director of Fund Administration (2004-Present); Fund Controller (1999-2004), ALPS Mutual Funds Services, Inc. (5)	N/A	N/A

(4)   Nicholas D. Gerber and Andrew Ngim are “interested persons” by reason of their positions with Ameristock Corporation, the investment adviser to the Fund.

(5)   ALPS Mutual Fund Services, Inc. is the Administrator, Bookkeeping and Pricing Agent and Transfer Agent for the Fund, and an affiliated person of ALPS Distributors, Inc., the Distributor of the Fund.

SCHEDULE OF INVESTMENTS

June 30, 2006

				Shares or
				Principal	Market
Industry		Company	Symbol	Amount	Value

Common Stocks

Banking	18.37%	Bank of America Corp.	BAC	567,754	$27,308,967
		CitiGroup Inc.	C	560,816	27,053,764
		PNC Financial Services	PNC	208,686	14,643,497
		Wachovia Corp.	WB	284,300	15,374,944
		Washington Mutual Inc.	WM	614,000	27,986,120

Capital Goods	5.25%	Boeing Co.	BA	164,960	13,511,873
		Caterpillar Inc.	CAT	72,400	5,392,352
		General Electric Co.	GE	399,905	13,180,869

Chemicals & Fertilizer	4.47%	Dow Chemical Co.	DOW	371,880	14,514,476
		Du Pont de Nemours & Co.	DD	308,600	12,837,760

Consumer Staples	15.44%	Coca-Cola Co.	KO	289,380	12,449,128
		Colgate-Palmolive Co.	CL	432,500	25,906,750
		McDonalds Corp.	MCD	177,700	5,970,720
		Pepsico Inc.	PEP	206,960	12,425,878
		Procter & Gamble Co.	PG	240,200	13,355,120
		Sara Lee Corp.	SLE	1,519,800	24,347,196

Diversified	2.00%	3M Co.	MMM	151,520	12,238,271

Electronics	9.60%	Dell Inc.*	DELL	1,027,700	25,086,157
		Intel Corp.	INTC	246,160	4,664,732
		International Business
		Machines	IBM	319,600	24,551,672
		Texas Instruments Inc.	TXN	146,000	4,422,340

Entertainment	0.76%	Walt Disney Co.	DIS	154,070	4,622,100

Financial - Other	0.82%	Merrill Lynch & Co.	MER	72,000	5,008,320

Healthcare	14.12%	Abbott Laboratories	ABT	331,060	14,437,526
		Bristol-Myers Squibb Co.	BMY	991,740	25,646,396
		Johnson & Johnson	JNJ	241,680	14,481,466
		Merck & Co. Inc.	MRK	351,940	12,821,174
		Pfizer Inc.	PFE	664,680	15,600,040
		Wyeth	WYE	76,000	3,375,160

The accompanying notes are an integral part of the financial statements

June 30, 2006

				Shares or
				Principal	Market
Industry		Company	Symbol	Amount	Value

Insurance	0.63%	Allstate Corp.	ALL	70,600	$3,863,938

Oil & Gas	6.48%	BP PLC (ADR)	BP	184,308	12,829,680
		ChevronTexaco Corp.	CVX	222,228	13,791,470
		Exxon Mobil Corp.	XOM	212,200	13,018,470

Retailing	2.69%	Home Depot Inc.	HD	109,595	3,922,405
		Wal-Mart Stores Inc.	WMT	260,200	12,533,834

Services - Data Processing	0.85%	Automatic Data Processing Inc.	ADP	114,600	5,197,110

Software	2.09%	Microsoft Corp.	MSFT	547,560	12,758,148

Tele-communications	9.15%	AT&T Inc.	T	536,343	14,958,606
		Comcast Corp.*	CMCSA	409,422	13,404,476
		Verizon Communications Inc.	VZ	823,809	27,589,364

Thrift and Mortgage	2.35%	Fannie Mae	FNM	299,370	14,399,697

Utilities	2.00%	Duke Energy Corp.	DUK	415,333	12,198,330

Total Common Stocks	97.07%	(Cost $590,058,656)		15,399,559	$593,680,296

U.S. Government Agency Obligations
Federal Home
Loan Bank Discount Note		4.69%, Due 07/03/2006			12,485,795

Total U.S. Government Agency Obligations	2.04%	(Cost $12,485,795)		$12,489,000	12,485,795
					$606,166,091
Total Investments	99.11%	(Cost $602,544,451)

Other Assets in Excess of Liabilities	0.89%				5,438,521

Net Assets	100.00%	Equivalent to $40.45 per share on 15,121,042 shares of Capital Stock Outstanding			$611,604,612

*Non-Income Producing
ADR - American Depositary Receipt

The accompanying notes are an integral part of the financial statements

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2006

Assets:
Investment Securities at Market Value (cost - see below)	$606,166,091
Cash	601
Accounts Receivable
Investments Sold	6,710,150
Fund Shares Sold	26,041
Dividends	872,848
Total Assets:	613,775,731

Liabilities:
Accounts Payable
Fund Shares Redeemed	1,687,031
Accrued Management Fee	398,945
Accrued Director’s Fees	85,143
Total Liabilities:	2,171,119
Net Assets	$611,604,612

Net Assets consist of:
Capital Paid In	604,017,473
Accumulated Undistributed Net Investment Income	16,116,786
Accumulated Net Realized Loss on Investments	(12,151,287)
Net Unrealized Appreciation on Investments Based on Identified Cost	3,621,640
Net Assets	$611,604,612

Net Asset Value Per Share
Net Assets	$611,604,612
Shares of Capital Stock Outstanding (100 Million shares, $.005 par value authorized)	15,121,042
Net Asset Value	$40.45
Redemption Price per share	$40.45
Cost of Investments	$602,544,451

The accompanying notes are an integral part of the financial statements

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 2006

Investment Income:
Dividends	$25,269,786
Interest	565,894
Total Investment Income	25,835,680

Expenses:
Management Fee (Note 2)	6,706,262
Director Fees (Note 3)	97,328
Total Expenses	6,803,590
Net Investment Income	19,032,090

Realized and Unrealized Gain / (Loss) on Investments
Net Realized Loss on Investments	(7,985,686)
Net Change in Unrealized Appreciation / Depreciation on Investments	18,146,879
Net Realized and Unrealized Gain on Investments	10,161,193
Net Increase in Net Assets Resulting from Operations	$29,193,283

The accompanying notes are an integral part of the financial statements

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year	For the Year
	Ended	Ended
	June 30, 2006	June 30, 2005
From Operations:
Net Investment Income	$19,032,090	$34,263,100
Net Realized Gain / (Loss) on Investments	(7,985,686)	6,834,168
Net Change in Unrealized Appreciation / (Depreciation) on Investments	18,146,879	11,110,243
	29,193,283	52,207,511

Distributions to Shareholders:
Net Investment Income	(19,000,276)	(43,716,001)
	(19,000,276)	(43,716,001)
Share Transactions:
Shares Sold	106,852,775	325,592,290
Shares Issued as Reinvestment of Dividends and Distributions	18,477,838	42,190,040
Cost of Shares Redeemed	(732,459,545)	(1,037,795,235)
	(607,128,932)	(670,012,905)

Net Decrease in Net Assets	(596,935,925)	(661,521,395)

Net Assets:
Beginning of Period	1,208,540,537	1,870,061,932
End of Period*	$611,604,612	$1,208,540,537

*Includes Accumulated Undistributed Net Investment Income of	$16,116,786	$16,084,972

The accompanying notes are an integral part of the financial statements

FINANCIAL HIGHLIGHTS

Selected Data for a Share of Common Stock Outstanding Throughout the Periods Indicated:

	For the Year Ended June 30,
	2006	2005	2004	2003	2002
Net Asset Value at Beginning of Year	$39.66	$39.54	$35.93	$37.57	$42.18
Net Investment Income (1)	0.87	0.83	0.75	0.66	0.53
Net Gains(Losses) on Securities - Realized and Unrealized	0.79	0.33	3.49	(1.40)	(4.81)
Total From Investment Operations	1.66	1.16	4.24	(0.74)	(4.28)

Dividend Distribution
Investment Income	(0.87)	(1.04)	(0.63)	(0.41)	(0.29)
Capital Gains	0.00	0.00	0.00	(0.49)	(0.04)
Total Distributions	(0.87)	(1.04)	(0.63)	(0.90)	(0.33)
Net Asset Value at End of Period	$40.45	$39.66	$39.54	$35.93	$37.57
Total Return	4.27%	2.89%	11.88%	(1.77)%	(10.19)%

Ratios/Supplemental Data
Net Assets End of Period (millions)	$611.60	$1,208.54	$1,870.06	$1,601.41	$1,468.39
Ratio of Expenses to Average Net Assets	0.79%	0.77%	0.77%	0.78%	0.77%
Ratio of Net Investment Income to Average Net Assets	2.21%	2.10%	1.96%	1.97%	1.31%
Portfolio Turnover Rate*	9.61%	0.00%	5.96%	3.21%	13.71%

*A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding securities with a maturity date of one year or less at the time of acquisition) for a period and dividing it by the monthly average of the market value of such securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the year ended June 30, 2006 were $80,562,651 and $671,205,545, respectively.

(1)          Based on Average Shares Outstanding.

The accompanying notes are an integral part of the financial statements

NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES

The Ameristock Mutual Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company, organized as a corporation under the laws of the State of Maryland on June 15, 1995. The Fund’s investment objective is to seek total return through capital appreciation and current income by investing primarily in equity securities, and under normal market conditions the Fund will invest at least 80% of the value of its net assets in common stocks. The authorized capital stock of the Fund consists of 100 million shares of common stock, par value $0.005 per share.

SECURITY VALUATION

Investments in securities are carried at market value. All equity securities that are traded on a national securities exchange are valued at the last sale price at the time of the close of the New York Stock Exchange (NYSE). If on a particular day an exchange listed security does not trade, then the mean between the closing bid and asked prices will be used. In the case of securities listed on more than one national securities exchange the last quoted sale, up to the time of valuation, on the exchange on which the security is principally traded should be used. If there were no sales on that exchange, the last quoted sale on the other exchange should be used.

For securities that are traded on NASDAQ, the NASDAQ Official Closing Price or NASDAQ Closing Cross price is used, whichever is available. All non-NASDAQ equity securities that are not traded on a listed exchange are valued at the last sale price at the close of the NYSE. If a non exchange listed security does not trade on a particular day, or if a last sales price, Official Closing Price or Closing Cross price is not available, then the mean between the closing bid and asked price will be used.

Debt securities are valued by using market quotations or a matrix method provided by the Fund’s pricing service. If prices are not available from the pricing service, then quotations will be obtained from broker/dealers and the securities will be valued at the mean between the bid and the offer.

Securities having a remaining maturity of 60 days or less are valued at amortized cost which approximates market value.

The cost of securities sold is determined on the identified cost basis. When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued at fair value determined in good faith by or under the direction of the Board of Directors.

Security transactions are recorded on the dates transactions are entered into, which is the trade date.

INCOME

Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded as earned. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

INCOME TAXES

As qualified regulated investment companies under Subchapter M of the Internal Revenue Code, neither the Fund nor the Trust is subject to income taxes to the extent that it distributes all of its taxable income for the fiscal year.

It is the policy of the Fund and the Trust to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the policy of the Fund and the Trust to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

At June 30, 2006, the Fund had available for federal income tax purposes unused capital loss carryovers as follows:

Expiring
2012	$198,670

The Fund used capital loss carryforwards of $3,966,931 during the year ended June 30, 2006.

The Fund intends to elect to defer to its fiscal year ending June 30, 2007, approximately $10,756,670 of losses recognized during the period from November 1, 2005, to June 30, 2006.

ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

OTHER

Accounting principles generally accepted in the United States of America require that permanent financial reporting tax differences relating to shareholders distributions be reclassified to paid-in-capital or gains/losses.

REPURCHASE AGREEMENTS

The Fund, through its custodian, receives delivery of underlying securities, whose market value, including interest, is required to be at least 102% of the resale price. The Fund’s adviser is responsible for determining that the value of these underlying securities remains at least equal to 102% of the resale price. If the seller defaults, the Fund would suffer a loss to the extent that the proceeds from the sale of the underlying securities were less than the resale price.

NEW ACCOUNTING PRONOUNCEMENT

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not”

of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management believes that the adoption of FIN 48 will have no impact on the financial statements of the Fund.

2. INVESTMENT ADVISORY AGREEMENTS

The Fund has entered into an investment advisory agreement with Ameristock Corporation (the “Adviser”). The Adviser receives from the Fund as compensationfor its services to the Fund an annual fee of 1% of the Fund’s average daily net assets for the first $100 million in net assets and 0.75% of average daily net assets in excess of $100 million. The Adviser pays all operating expenses of the Fund except for taxes, interest, brokerage commissions, noninterested directors fees and extraordinary expenses. The Adviser earned management fees of $6,706,262 from the Fund for the year ended June 30, 2006.

3. RELATED PARTY TRANSACTIONS

Certain owners of the Adviser are also owners and or directors of the Fund. These individuals may receive benefits from any management fees paid to the Adviser.

Shareholders holding more than 5% of the Fund’s outstanding shares as of June 30, 2006 constituted 75.94% of the Fund. The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of a fund under section 2(a)(9) of the Investment Company Act of 1940. As of June 30, 2006, Charles Schwab & Co. for the benefit of its customers owned of record in aggregate more than 56% of the Fund.

The Directors of the Fund who are employees or Directors of the Investment Adviser receive no compensation from the Fund. Each of the Independent Directors is paid $28,000 per year, payable quarterly and is reimbursed for the expenses of attending meetings.

4. CAPITAL STOCK AND DISTRIBUTION

At June 30, 2006, 100 million shares of capital ($.005 par value) were authorized, and paid in capital amounted to $604,017,473 for the Fund.

	For the Year	For the Year
	Ended	Ended
	06/30/06	06/30/05
Shares Sold	2,696,445	8,243,109
Shares Issued in Reinvestment of Dividends and Distributions	475,367	1,048,664
Total	3,171,812	9,291,773
Shares Redeemed	(18,523,965)	(26,114,226)
Net Increase / (decrease) in Shares	(15,352,153)	(16,822,453)
Shares Outstanding—Beginning of Period	30,473,195	47,295,648
Shares Outstanding—End of Period	15,121,042	30,473,195

5. UNREALIZED APPRECIATION AND DEPRECIATION ON INVESTMENTS
As of June 30, 2006

Gross Appreciation (excess of value over tax cost)	$84,282,132
Gross Depreciation (excess of tax cost over value)	(81,856,439)
Net Unrealized Appreciation	$2,425,693
Cost of Investments for Income Tax Purposes	$603,740,398

The difference between book basis and tax basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

6. CLASSIFICATION OF DISTRIBUTIONS

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Net assets were unaffected by the reclassifications.

The tax character of the distributions paid during the year ended June 30, 2006, and the year ended June 30, 2005, were as follows:

	Year ended	Year ended
	6/30/06	6/30/05
Distributions paid from:
Ordinary Income	$19,000,276	$43,716,001
Long-Term Capital Gain	—	—
Total	$19,000,276	$43,716,001

As of June 30, 2006, the components of distributable earnings on a tax basis were as follows:

Accumulated Undistributed Net Investment Income	$16,116,786
Accumulated Net Realized Loss	(10,955,340)
Total	$5,161,446

7. SECURITIES LENDING

The Fund receives compensation in the form of fees, or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest or dividends on the securities loaned. The loans are secured by collateral at least equal, at all times, to the market value of the securities loaned plus accrued interest. Gain or loss in the market value of the securities loaned that may occur during the term of the loan will be for the account of the Fund. At June, 30, 2006, the Fund had no securities on loan.

8. PORTFOLIO HOLDINGS (unaudited)

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund’s Forms N-Q are available without a charge, upon request, by contacting the Fund at 1-800-394-5064 and on the Commission’s website at http://www.sec.gov. You may also review and copy Form N-Q at the Commission’s Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the Commission at 1-800-SEC-0330.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and
Shareholders of Ameristock Mutual Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Ameristock Mutual Fund, Inc. (the “Fund”), including the schedule of investments, as of June 30, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended June 30, 2003 were audited by other auditors, whose report dated July 23, 2003, expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2006, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Ameristock Mutual Fund, Inc. as of June 30, 2006, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
August 8, 2006

SHAREHOLDER TAX INFORMATION (Unaudited)

Certain tax information regarding the Fund is required to be provided to shareholders based upon the Fund’s income and distributions for the taxable year ended June 30, 2006. The information and distributions reported herein may differ from information and distributions taxable to the shareholders for the calendar year ended December 31, 2005.

During the year ended June 30, 2006, 100% of the dividends paid by the Fund from ordinary income qualify for the corporate dividends received deduction.

Also during the year ended June 30, 2006, 100% of the dividends paid by the Fund from ordinary income met the requirements of the tax rules regarding qualified dividend income.

During the year ended June 30, 2006, the Fund paid the following distributions per share on December 21, 2005:

Ordinary Income Dividends	$0.8695
Capital Gain Distributions	0.0000
Total Distributions	$0.8695

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At an in-person meeting on June 7, 2006, the Board of Directors of the Fund, including the directors who are not “interested persons” of the Fund as defined in the Investment Company Act of 1940 (the “Independent Directors”), unanimously re-approved the Management Agreement (the “Agreement”) between the Fund and AmeristockCorporation (the “Adviser”).

Prior to the Board meeting, the Directors were provided with written guidance from experienced counsel for the Fund and Adviser summarizing the factors and types of information that the Directors should consider in reviewing and deciding whether to re-approve the Agreement. The Directors also were provided prior to the meeting with various reports and other information pertinent to their review of the Agreement,including certain information specifically requested by the Directors and provided by the Adviser. In addition, at their meetings throughout the year, the Directors review information on an ongoing basis regarding the Fund and the services furnished by the Adviser under the Agreement.

Prior to voting at the meeting, the Directors reviewed with counsel for the Fund and Adviser and separate counsel for the Independent Directors the reports and other information received from the Adviser and the materials from counsel discussing the legal standards applicable to the Directors’ consideration of the Agreement. The Directors compared the Fund’s investment performance and the management and other expenses incurred by the Fund with the performance and expenses of certain other similar investment companies (e.g., no-load, no-Rule 12b-1 fee funds that employ a value investment strategy and invest primarily in large capitalization companies) and its investment performance with the performance of various securities indices. The Independent Directors also discussed the re-approval of the Agreement in a private session with their separate counsel, at which no representatives of the Adviser were present. Based on their evaluation of all material factors, including those described below, the Directors determined to continue the Agreement until June 30, 2007. In voting to re-approve the Agreement, the Directors did not identify any one factor, piece of information or written document as all-important or controlling, and each Director attributed different weights to different factors.

With respect to the nature, extent and quality of the services provided by the Adviser, the Directors considered, among other things that the Fund is managed in a conservative fashion with low turnover and a long term view and that the Adviser has been consistent in its investment style. The Directors also considered that the Fund’s investment performance over the past ten years has exceeded that of most of a selected group of comparable funds and that of the S&P 500 Barra Value Index (and its replacement Citigroup Value Index beginning in 2006), as well as that of the full S&P 500 Index. While the Fund’s performance for the one-, three- and five- year periods has been toward the bottom of the comparison group and has trailed the comparison indices, its performance year to date through the date of the meeting has shown significant improvement. The Directors considered further the non-advisory services provided by the Adviser, including its management of the Fund’s compliance program and its oversight of the Fund’s other service providers. It was noted that neither the Fund nor the Adviser has had any material compliance issues over the life of the Fund and that the Adviser has devoted substantial resources so that the Fund and the Adviser will be in compliance with various new regulatory requirements. Based on this and other information, the Directors expressed their general satisfaction at present with the nature, extent and quality of the services provided by the Adviser, including the terms of the Agreement. Concern was expressed, however, about the Fund’s investment performance over the past five year period and whether the other business ventures of the Adviser and its President might detract from the time and resources devoted to the Fund.

As to the Fund’s expenses, it was noted that the Fund’s expense ratio was slightly below the median for the comparison group of funds, and that many of the funds in the comparison group were significantly larger or were part of a much larger fund organization, and some of the funds were index funds. The Directors concluded that the Fund’s management fee was reasonable in relation to the services provided,

As to the profits realized by the Adviser from its relationship with the Fund, the Directors were provided with certain financial information with respect to the Adviser, including a modified profit and loss analysis for the past two years that excluded certain marketing expenses and certain expenses unrelated to the management and operations of the Fund. The Directors noted that the modified profitability information continued to include certain other marketing and non-Fund related expenses, which may have caused the Adviser’s profitability to be understated. On the other hand, the Directors noted that the Adviser’s profits could reasonably have been lower if additional amounts had been paid in salary and other compensation. The Directors acknowledged the inherent limitations of profitability analyses, including the incomplete or dissimilar data available and the uncertainty of the various allocations and other assumptions necessary. Based on the information provided, the Directors concluded that the profitability of the Adviser from its relationship with the Fund did not appear excessive. In addition, it did not appear that the Adviser received any significant benefit from the Fund other than its management fee.

With respect to whether economies of scale will be realized by the Fund as it grows, it was noted that the unified fee paid by the Fund to the Adviser is reduced from 1.00% to 0.75% on the portion of Fund assets exceeding $100 million. In addition, the Directors considered the Adviser’s agreement to continue until at least June 30, 2007 its commitment to waive an additional 0.05% on Fund assets over $2 billion (provided, of course, that assets increase to exceed that threshold during the relevant time period). The Directors concluded that the “breakpoint” in and waiver of the management fee represented an appropriate sharing of any economies of scale in the management of the Fund at current and anticipated asset levels.

INTENTIONALLY LEFT BLANK

Investment Adviser
Ameristock Corporation
1320 Harbor Bay Parkway, Suite 145
Alameda, California 94502

Administrator, Bookkeeping and Pricing Agent and Transfer Agent
ALPS Mutual Funds Services, Inc.
1625 Broadway, Suite 2200
Denver, Colorado 80202

Distributor
ALPS Distributors, Inc.
1625 Broadway, Suite 2200
Denver, Colorado 80202

Custodian
U.S. Bancorp
425 Walnut Street
Cincinnati, Ohio 45202

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Legal Counsel
Sutherland Asbill & Brennan LLP
1275 Pennsylvania Avenue, N.W.
Washington, D.C. 20004-2415

Directors
Alev M. Efendioglu
Nicholas D. Gerber
Stephen J. Marsh
Andrew F. Ngim
Steven A. Wood

A description of the polices and procedures that the Adviser uses to determine how to vote proxies relating to portfolio securities of the Fund is available (i) without a charge by calling 1(800)394-5064; and (ii) on the Securities and Exchange Commission website at www.sec.gov. Information regarding how the Fund voted such proxies during the 12 month period ended June 30, 2006 is also available (i) without a charge through the Fund’s website at www.ameristock.com; and (ii) on the Securities and Exchange Commission website at www.sec.gov.

ALPS Distributors, Inc., distributor

Must be accompanied or preceded by a current prospectus which contains more information on fees, risks, and expenses. Please read it carefully before investing or sending money. For more information, please call 1(800)394-5064 or visit www.ameristock.com.

Item 2 - Code of Ethics

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the registrant The registrant’s Code of Ethics is attached as an Exhibit hereto under Item 12(a)(1) of this Form N-CSR.

Item 3 - Audit Committee Financial Expert

The Board of Directors of the registrant has determined that there is no “audit committee financial expert” serving on its audit committee. In this regard, the Board also determined that having such a person serve on its audit committee was unnecessary in light of the structure of the registrant’s operations and the broad range of experience and expertise in financial matters possessed by the members of the audit committee, even though no such member was considered to have been an audit committee financial expert under the relatively narrow definition of such term.

Item 4 - Principal Accountant Fees and Services

(a)           Audit Fees:  The aggregate fees billed to the registrant * for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements were $22,500 for fiscal year ended June 30, 2006, and $21,500 for the fiscal year ended June 30, 2005.

(b)          Audit-Related Fees:  The aggregate fees billed to the registrant for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended June 30, 2006 and $0 for fiscal year ended June 30, 2005.  The aggregate fees billed to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services for the registrant for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrants’ financial statements and must be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X and are not reported under paragraph (a) of this Item were $0 for the fiscal year ended June 30, 2006 and $0 for the fiscal year ended June 30, 2005.

(c)           Tax Fees:  For the registrant’s fiscal years ended June 30, 2006 and June 30, 2005, aggregate fees of $3,100 and $3,000, respectively, were billed to the registrant for professional services rendered by the principal accountant for tax services. For the registrant’s fiscal years ended June 30, 2006 and June 30, 2005, aggregate fees of $0 and $0, respectively, were billed to the investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for professional services rendered by the principal accountant for tax services and that must be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d)          All other Fees:  The aggregate fees billed to registrant by the principal accountant for services other than the services reported in paragraph (a) through (c) were $0 for the fiscal year ended June 30, 2006 and $0 for the fiscal year ended June 30, 2005.  The aggregate fees billed to the investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for services that must be approved pursuant to paragraph (c)(7)(ii) of Rule 201 of Regulation S-X, other than the services reported in paragraphs (b) and (c) were $0 for the fiscal year ended June 30, 2006 and $0 for the fiscal year ended June 30, 2005.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:  The registrant’s Audit Committee has not adopted pre-approval policies and procedures. Instead, the Audit Committee approves each audit and non-audit service before the accountant is engaged to provide such service.

(e)(2) No services described in paragraphs (b) through (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)  Not applicable

(g)  Aggregate Non-Audit Fees:  The aggregate non-audit fees billed to the registrant by the registrant’s accountant for services rendered to the registrant were $3,100 for the fiscal year ended June 30, 2006 and $3,000 for the fiscal year ended June 30, 2005. The aggregate non-audit fees billed to the investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $0 for the fiscal year ended June 30, 2006 and $0 for the fiscal year ended June 30, 2005.

(h) Not applicable

*      Pursuant to the management agreement between the registrant and its investment adviser, the investment adviser pays most of the expenses of the registrant, including the audit and other fees noted as “billed to the registrant” under this Item 4.

Item 5 - Audit Committee of Listed Registrants

Not Applicable

Item 6 – Schedule of Investments

Schedule of Investments is included as part of the report to shareholders filed under item 1 of this form.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10 - Submission of Matters to Vote of Security Holders

None.

Item 11 - Controls and Procedures

(a)                                  The registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)                                 There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 - Exhibits

(a)(1)                    The registrant’s Code of Ethics is attached hereto as Exhibit 12 (a)(1).

(a)(2)                    The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Ex.99.Cert.

(a)(3)                    Not applicable.

(b)                                 A certification of the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached as Ex99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERISTOCK MUTUAL FUND, INC.
By:	/s/ Nicholas D. Gerber
Nicholas D. Gerber
President/Principal Executive
Officer/ Treasurer/Principal
Financial Officer

Date:	September 8, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Nicholas D. Gerber
Nicholas D. Gerber
President/Principal Executive
Officer/ Treasurer/Principal
Financial Officer

Date:	September 8, 2006